MassMutual EvolutionSM

Supplement dated May 3, 2004

to the Prospectus dated May 1, 2004

Under “Investment Choices” in the section titled “The Fixed Account“ the following is added as the last paragraph in the sub-section titled “Allocating Purchase Payments”:

We will only exercise our right to discontinue access to The Fixed Account if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.